                                                                   EXHIBIT 10.01
                                                                   -------------

Confidential treatment with respect to certain information in this exhibit has been requested of the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended. The bracketed portions of this exhibit have been omitted from material filed in accordance with Rule 24b-2 and have been filed separately with the Commission.

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3

                      DEVELOPMENT AGREEMENT NO. 35-001-97
                              CALL HANDLING - 1997

         This Development Agreement is entered into on the 31ST day of DECEMBER, 1996 by and between U S WEST Business Resources, Inc. as agent for U S WEST Advanced Technologies, Inc., a Colorado corporation ("USW-Technologies"), U S WEST Communications, Inc., a Colorado corporation ("USW-Communications"), (hereinafter USW-Technologies, USW-Communications and their Affiliates will be collectively referred to as "Licensee"), and Carnegie Group, Inc., a Delaware corporation with a principal place of business at Five PPG Place, Pittsburgh, PA 15222 ("CGI").

                              ARTICLE 1 - RECITALS
                              --------------------

         1.1 Licensee and CGI entered into a General License Agreement (the "GLA") on December 17, 1992 in which the parties committed to enter into a series of Artificial Intelligence ("AI") technology research, experimentation and development agreements ("Development Agreements") over a period beginning on the Effective Date, as defined in the GLA, and ending on the fourth anniversary of the Effective Date, and extended by mutual consent through March 15, 1997.

         1.2 Licensee and CGI now desire to enter into this Development Agreement pursuant to which the parties, as contemplated by the GLA, will commit to a continuing project of specific research, experimentation and development as stated herein.

         NOW, THEREFORE, in consideration of the mutual covenants set forth in this Development Agreement, Licensee and CGI agree as follows:

                            ARTICLE 2 - DEFINITIONS
                            -----------------------

         2.1 Defined terms used in this Development Agreement shall have the meanings set forth in Article 2 of the GLA, unless different meanings are specifically set forth in this Development Agreement.

         2.2 "Project" means the specific research, experimentation and development which CGI will perform for Licensee under this Development Agreement.



CALL HANDLING 35-001-97                 1                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3


         2.3 "Project Description" means a detailed written description of the Project, including but not limited to:

             (a) any Deliverable Performance Specifications; and

             (b) a listing which identifies and describes, as to the Project:

                 (i) any Deliverables intended to be created in the course of the Project; and

                 (ii) any Licensee Specific Technology intended to be created in the course of the Project; and

                 (iii) any Licensee Proprietary Information or Licensee
                       Confidential Information to be made available to CGI in the course of the Project; and

                 (iv) any Generic Research Technology intended to be created in the course of the Project.

         2.4 "Projected Cost" means that projected cost referred to in Article 9 of the GLA and set forth in Article 5 hereof.

         2.5 "Projected Date" means the projected date for completion of the Project agreed upon by the parties and set forth in Article 6 hereof, including any Agreed Completion Date.

                         ARTICLE 3 - EFFECT OF THE GLA
                         -----------------------------

         This Development Agreement is subject in all respects to the terms and conditions of the GLA. Ownership of Generic Research Technology developed hereunder is vested in U S WEST, in accordance with Article 3.3 of the GLA and the payment of ALLIANCE rates by Licensee to CGI as provided in Exhibit 2, attached hereto.

                        ARTICLE 4 - PROJECT DESCRIPTION
                        -------------------------------

  4.1 The Project Description is set forth in Exhibit 1 attached hereto.


CALL HANDLING 35-001-97                 2                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3


         4.2 CGI shall use its best efforts to complete the Project in accordance with the Project Description. Except for the warranties set forth in
Article 8 of the GLA regarding any Deliverable Performance Specifications set forth in Exhibit 1 of this Development Agreement, CGI hereby disclaims any express or implied warranty that all or any portion of the Project intended to be created or developed pursuant to this Development Agreement will perform in accordance with the Project Description or any other criteria.

                      ARTICLE 5 - PROJECTED COST; PAYMENT
                      -----------------------------------

         5.1 CGI's Projected Cost for the Project is $[    ]. An itemized
account of the Projected Cost including person-year rates applied as Alliance, Technology and/or Co-Development Rates as defined in the GLA is set forth in
Exhibit 2 attached hereto. Modifications to the Projected Cost (and any payments under Section 5.2) shall be governed by Sections 9.4 and 14.7 of the GLA.

         5.2 Licensee shall pay to CGI, in consideration for CGI's performance of its obligations under this Development Agreement, the sum of $ * in accordance with the payment schedule set forth in Article 5 of the GLA.

"*" REPRESENTS TIME AND MATERIAL COSTS IN ACCORDANCE WITH EXHIBIT 2 OF THIS DEVELOPMENT AGREEMENT

                           ARTICLE 6 - PROJECTED DATE
                           --------------------------

         6.1 The Projected Date for completion of the Project is DECEMBER 31, 1997. A time schedule listing projected dates for completion of interim stages of the Project is set forth in Exhibit 3 attached hereto.

         6.2 CGI shall use its best efforts to complete the Project by the Projected Date. Except for the obligations set forth in Article 9 of the GLA regarding any Agreed Completion Date set forth in Exhibit 3 of this Development Agreement, CGI hereby disclaims any express or implied warranty that all or any portion of the Project intended to be created or developed pursuant to this Development Agreement will be completed on any date certain, including the Projected Date.

                 ARTICLE 7 - TERMS OF DELIVERY AND RISK OF LOSS
                 ----------------------------------------------

         7.1 CGI will deliver, at its expense, to Licensee any Deliverables and Licensee Specific Technology in accordance with the Exhibits hereto.


CALL HANDLING 35-001-97                 3                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3


         7.2 CGI will bear the risk of loss or destruction of such Deliverables and Licensee Specific Technology until the delivery of such items to Licensee at the location designated by Licensee. For the purposes hereof, "delivery" shall mean physical delivery to a facility and shall not include installation.

                            ARTICLE 8 - INSTALLATION
                            ------------------------

         8.1 CGI will provide, at Licensee's request and expense, technical assistance to Licensee sufficient for the proper installation of Deliverables and Licensee Specific Technology in Licensee facilities. Such assistance may include, if deemed necessary by Licensee, the presence of one or more CGI employees at Licensee facilities to assist in such installation. Licensee will pay, in accordance with the GLA, travel, room and board expense incurred by such employees of CGI.

         8.2 Licensee will bear the risk of loss or destruction of the Deliverables, Licensee Specific Technology or any other items delivered to Licensee facilities during and after installation.

                        ARTICLE 9 - OPERATIONAL TRAINING
                        --------------------------------

         CGI will provide, in accordance with Article 6 of the GLA, adequate training to no more than 0 Licensee employees regarding the proper operation and use of Deliverables, Licensee Specific Technology and Generic Research Technology created in the course of the Project.

                            ARTICLE 10 - MAINTENANCE
                            ------------------------

         CGI will perform maintenance and repair services on Deliverables, Licensee Specific Technology and Generic Research Technology in accordance with the GLA.

                   ARTICLE 11 - MODIFICATIONS AND AMENDMENTS
                   -----------------------------------------

         Any modifications to the Project or to this Development Agreement, including but not limited to modifications to the Project Description, the Projected Costs, or the Projected Date, to which the parties agree after the date of execution of the Development Agreement,


CALL HANDLING 35-001-97                 4                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3


will be evidenced by a written supplement to this Development Agreement executed by both parties.

                        ARTICLE 12 - DISPUTE RESOLUTION
                        -------------------------------

         12.1 Any claim, controversy or dispute which arises between the parties, their agents, employees, officers, directors, or affiliates ("Dispute") which the parties are unable to settle through consultation and negotiation may be mediated under the Commercial Mediation rules of the American Arbitration Association ("AAA") by a mutually acceptable mediator. Any Dispute which cannot be resolved through negotiation or mediation shall be resolved by binding arbitration as provided in this Article. The arbitrability of claims shall be determined under the Federal Arbitration Act, 9 USC Secs. 1-15. Notwithstanding the foregoing, the parties may cancel or terminate this Agreement in accordance with its terms and conditions without being required to follow the procedures set forth in this Article.

         12.2 A single arbitrator engaged in the practice of law, who is knowledgeable about the subject matter of this Agreement and the matter in Dispute, shall conduct the arbitration under the rules of the AAA then in effect, except as otherwise provided herein. The arbitrator shall be selected in accordance with AAA procedures from a list of qualified people maintained by AAA. The arbitration shall be conducted in Denver, Colorado, and all expedited procedures prescribed by the AAA rules shall apply. The laws of Colorado shall govern the construction and interpretation of this Agreement. The arbitrator's decision and award shall be final, conclusive and binding, and judgment may be entered upon it in accordance with applicable law in any court having jurisdiction thereof.

         12.3 Either party may request from the arbitrator injunctive relief to maintain the status quo until such time as the arbitration award is rendered or the Dispute is otherwise resolved. The arbitrator shall not have authority to award punitive damages. Each party shall bear its own costs and attorneys' fees, and the parties shall share equally the fees and expenses of the mediator and arbitrator.

         12.4 If any party files a judicial or administrative action asserting claims subject to arbitration, as prescribed herein, and another party successfully stays such action and/or compels arbitration of said claims, the party filing said action shall pay the other party's costs and expenses incurred in seeking such stay and/or compelling arbitration, including reasonable attorneys' fees.

         12.5 CGI agrees that in the event of any Dispute between the parties, it will continue to provide Purchases without interruption.


CALL HANDLING 35-001-97                 5                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3


         12.6 CGI shall include in all contracts with its subcontractors provisions similar to those in this Article, requiring that all disputes in any way involving Licensee shall be settled by binding arbitration.

                            ARTICLE 13 - INTEGRATION

         This Development Agreement, the Exhibits attached hereto and the terms of the GLA set forth the entire and exclusive agreement and understanding of the parties relating to the subject matter contained herein, and supersede all prior and contemporary discussions. Neither party will be bound by any definition, condition, warranty or representation except as expressly set forth in this Development Agreement or the GLA or as subsequently set forth in writing signed by authorized representatives of each party.

         IN WITNESS WHEREOF, Licensee and CGI have executed this Development Agreement in duplicate by their respective authorized representatives.

CARNEGIE GROUP, INC.                         LICENSEE

By: /s/  John W. Manzetti                    By: /s/  Dennis R. Dempsey
    -----------------------                      ------------------------------

Title:   Exec VP and CFO                     Title:   VP - IAD
         ------------------                           -------------------------

Date:    1/18/97                             Date:    1/14/97
         ------------------                           -------------------------


                                             U S WEST Business Resources, Inc.
                                             Acting as Agent for: LICENSEE

                                             By: /s/  Marian K. Rathbun
                                                 ------------------------------

                                             Title:   Contract Agent
                                                      -------------------------

                                             Date:    1/13/97
                                                      -------------------------


CALL HANDLING 35-001-97                 6                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3


                                   EXHIBIT 1

                              PROJECT DESCRIPTION

                                  INTRODUCTION
                                  ------------

This Agreement covers efforts to be performed by CGI from January 1, 1997 through December 31, 1997 for U S WEST in support of enhancements to the Call Handling Front End Screen & Route (FES&R) project. The overall Call Handling project is being undertaken by U S WEST to deliver several system deployments:

*   Load Balance I
*   Load Balance II
*   Voice Over Data (Screen Pop) for 5ESS
*   Voice Over Data (Screen Pop) for DMS
*   Activity-based Routing

The deliverables covered by this Agreement are in support of the Load Balance Releases, the Voice Over Data (Screen Pop) Releases, and Activity-based Routing Releases. Additionally, CGI will handle/develop any Change Requests (CRs) assigned by the U S WEST Project Manager within the funding limitations of this Agreement.

                         CGI ROLES AND RESPONSIBILITIES
                         ------------------------------

Based on the defined scope and deliverables, and the architecture design and detailed design work that has been accomplished through December of 1996 by CGI and U S WEST (reference the previous U S WEST/CGI Development Agreement 35-003-96), the following roles and responsibilities can be defined for the Call Handling / FES&R project for 1997:

* CGI will be responsible for project management for specific modules of the overall U S WEST Call Handling architecture. This involvement includes the functional specification, detail design, development, test (unit test and component integration test), documentation, and delivery of the modules outlined below:

LOAD BALANCE
------------

* LOAD BALANCE I - The Load Balance I release will provide equitable routing for queued and non-queued Call Handing situations for resource groups. It will balance the queues to equal and different teams and performing ratio routing. It also provides


CALL HANDLING 35-001-97                 7                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3


     for a direct data feed from the 5ESS to capture additional parameters required for equitable resource routing. For a subset of the toolset screens, a sharper GUI that is more efficient with a quick and easy update capability will also be provided. The GUI will also provide field level validation, consistency checking, and rule validation.

* LOAD BALANCE II - The Load Balance II release will provide for a direct data feed from the DMS 100 to capture additional parameters required for equitable resource routing. Provide possible enhancements to Load Balance I release.

ACTIVITY-BASED ROUTING
----------------------

* ACCOUNT ACTIVITY (AA) - Customer accounts, identified by a billing telephone number, at times have activities associated with them. These activities include pending order, pending repair, and collection status. The Routing Engine will access and utilize account activity in determining a route for a call.

* PERSISTENT CONDITIONS LOADER (PC) - Persistent conditions are associated with individual customer accounts. These originate when a customer initiates multiple transactions (calls) of the same type in a given time period. The routing engine will use business rules that will indicate the routing for a call when a persistent condition for a customer exists.

* GLOBAL CONDITIONS (GC) - Global Conditions are conditions that apply to groups of telephone numbers. Examples are promotions, product trials, and disasters. The routing engine will access and utilize global conditions that apply in determining a route for a call.

* INFORMATION REQUEST (PING-PONG) - This module allows Call Handling to return to the VRU to request for additional information or to play a voice script to the caller. The Information Request is known as Ping Ponging since multiple interactions between the VRU and FES&R are possible.

VOICE OVER DATA (SCREEN POP)
----------------------------

Voice Over Data (Screen Pop) is a client project which adds new Computer Telephony Integration and extends call handling to the Customer Contact Employee's desktop. It pops call information on the Customer Contact Employee's desktop. This project will be deployed in two releases. The first release provides screen pop capability for Customer


CALL HANDLING 35-001-97                 8                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3


Contact Employee's using 5ESS ACDs. The second release provides screen pop capability for Customer Contact Employees using DMS100 ACDs. The Voice Over (Screen Pop) modules which CGI is responsible for include:

* SCREEN POP MANAGER - Screen Pop Manager receives call information, call identification and routing information from the routing engine. Screen Pop Manager tracks calls being transferred from VRUs to ACDs. After calls arrive at the ACD Screen Pop Manager receives status about calls including: call arrival, call abandoned and call delivery from the Message Filters. Screen Pop Manager matches call information from the routing engine with individual calls. Screen Pop manager tracks the call as it moves through the ACD. When the ACD delivers a call to a Customer Contact Employee Screen Pop Manager sends call information to the appropriate Call Information Server.

* MESSAGE FILTERS - For each ACD Listener a Message Filter filters messages going to Screen Pop Manager from the ACD Listener. Each ACD type, 5ESS and DMS100, requires a filter. The filter translates the ACD messages unique to each ACD type into generic messages going to Screen Pop Manager.

* CALL INFORMATION SERVER - For Voice Over Data - Screen Pop each CCE has a NT Workstation on their desktop. Call Information Server runs on the CCE's NT Workstation. It receives the call information from the Screen Pop Manager. Call Information Server forwards the call information to the Call Information Display on the CCE's NT Workstation. Call Information Server also provides an interface for other U S WEST applications to receive the call information.

* CALL INFORMATION DISPLAY - Call Information Display receives the call information from the Call Information Server. Call Information Display displays a window with the appropriate call information.

* SYAD GUI FOR VOICE OVER DATA - SCREEN POP - The Voice Over Data - Screen Pop requires new capabilities be added to the SYAD GUI. The new capabilities provide for the maintenance of VRU, workstation and display items reference tables.

* DMS100 ACD LISTENER - The DMS ACD Listener for Voice Over Data - Screen Pop uses the CompuCall Computer Telephone Integration interface for the DMS100 ACD. This listener reads the CompuCall data stream from the DMS100 ACD. It decodes the CompuCall messages and forwards the messages to a message filter.


CALL HANDLING 35-001-97                 9                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3


ROUTING ENGINE
--------------

CGI will continue to be involved in Routing Engine enhancements in 1997. Specific Routing Engine modules that CGI is responsible for include:

* FES&R INTERFACE SERVER MODULE - This module handles FES&R Server call routing requests from the VRU Interface Client Module.

* CALL CONTROL MANAGER (ROUTING ENGINE) - This module handles an individual call, from the receipt of the new call request until a routing message is returned for the call. Enhanced routing capabilities will account activities, global conditions, persistent conditions and information requests.

* ACD DATA FEED MANAGER - This module receives periodic ACD queue status data feeds from the MIS nodes.

* MARKET PROFILE LOADER - This module accepts the extract file from the Marketing Database, parses the market profile associated with each customer account into the appropriate attributes, applies the business rules to classify and convert the market profile to a market profile template and a particular channel function group for routing, and loads the routing table which associates each customer account/TN with the appropriate routing pointer/channel functional group for every possible call reason per application. This module may also load the market profile data associated with each customer account into the FES&R database if required for reporting.

* RATING ENGINE - The Rating Engine is a subsystem that is responsible for calculating and maintaining queue and non-queue desirability ratings for each Call Handling resource team. The Rating Engine uses embedded algorithms and current team status data captured by the ACD Feed and the ACD Listener to maintain team desirability rating for use by the CCM. The Rating Engine uses the latest team agent and queue status, along with the constant factors defined as the team's queue parameters, to generate a team's desirability measurement; this is a rating that reflects the team's current ability to handle another call effectively.

* ACD LISTENER - The ACD Listener is composed of two modules, a Listener and a Tracker. The ACD Listener receives a data feed from the 5ESS switches describing a Resource Group's statistics. An action by an Agent or a call state change causes data to be sent to the Listener. The Listener forwards messages to the Agent/Call Tracker which updates the database for the appropriate Agent's Resource Group.


CALL HANDLING 35-001-97                10                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3

USER INTERFACE
--------------

CGI will continue to be involved in Call Handling User Interface enhancement for 1997. The Call Handling User Interface provides various tool sets to the user for updating and maintaining data for the Call Handling system. Information is presented to the user as Hypertext Markup language (HTML), via the Netscape browser. Users navigate via hypertext links and buttons. A Hyper Text Transfer Protocol (HTTP) server is used to deliver the information to the browser. Functionality is separated through screens in each of the tool sets. The system consist of the following tool sets: Market Profile, Resource Groups, Load Balance, Reports, Reference Tables, and Utilities.

* CGI will be responsible for transferring the technology developed by CGI over to U S WEST.

* CGI will be responsible for the engineering management of the CGI resources and delivery management of the CGI Deliverables.

* CGI will be responsible for status reporting to U S WEST and participating in status meetings.

* CGI will be responsible for system support (problem tracking and resolution) during the integration testing, the system testing, the production and user acceptance testing, and the deployment tasks.

                      U S WEST ROLES AND RESPONSIBILITIES1
                      ------------------------------------

U S WEST will be responsible either directly or indirectly if required (from outside vendors) for the design, development, testing, integration, documentation and deployment of all other modules not listed previously in this
Exhibit 1, including but not limited to:

*   AT&T ACD/MIS Feed
*   CAT/S Data Feed
*   Northern Telecom CompuCall Feed
*   VRU Software & Hardware Upgrades
*   Voice Network Upgrades
*   Data Models - Logical and Physical
*   Data Extract Programs for:

--------
     1 Some of the tasks involved in delivering the U S WEST Responsibilities may be assigned to CGI in other Development Agreements, but are listed here to clearly indicate that they are not in the scope of this Agreement.


CALL HANDLING 35-001-97                11                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3

         ->       [            ]
         ->       [            ]
         ->       Promotions
         ->       [            ]
         ->       [         ]
         ->       [        ]
         ->       [Repair]

     *   Data Batch Load Programs/Conversion Programs for:
         ->       [             ]
         ->       Promotions
         ->       [             ]
         ->       [         ]
         ->       [         ]
         ->       Repair

     *   Setup and population of the databases including:
         ->       the system test database
         ->       the production test database
         ->       the production database

     * U S WEST will be responsible for ordering, installing, and making available the Development Environment (including HP and Sequent File Servers), the Test Environments ( unit, integration, system, and production test environments), and the Production Environment in a timely manner.

     *   U S WEST will assume overall project management responsibility.

     * U S WEST will be responsible for the Deployment Strategy and Deployment Plan.

     *   U S WEST will be responsible for the Operational Impact Analysis.

     *   U S WEST will be responsible for defining the Change Control
         Methodology.

     * U S WEST will be responsible for defining the Call Flow Definitions and the Current/New Process Definitions.

     *   U S WEST will be responsible for enhancing VRU Applications.

     *   U S WEST will be responsible for developing the Communications Plan.

     *   U S WEST will be responsible for developing the Technical Trial Plan.

     * U S WEST will be responsible for scope and expectation setting with the Clients.

     * U S WEST will provide Subject Matter Experts (SMEs) for the CGI design and development efforts, including expertise on tuning and programming on the Sequent Platform, as well as Call Routing Expertise.

     * U S WEST will be responsible for the move of the Development Code to the Test and Production Hosts.

     * U S WEST will be responsible for the management and implementation of the System and Production Testing Processes.


CALL HANDLING 35-001-97                12                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3


     * U S WEST will be responsible for the management and implementation of the Training Program for Call Handling, including both end-user and SYAD training.

     * US WEST will be responsible for establishing the development, test, and demonstration environment(s), including a VRU, a Lucent ACD, a Northern Telecom ACD, a FES&R Server, representative User Equipment, an IWS Server, and several CCE terminals and phone sets.

     * U S WEST will arrange and coordinate the necessary demonstration sessions within U S WEST.

     *   U S WEST will facilitate CGI Access to legacy system experts.

               JOINT CGI AND U S WEST ROLES AND RESPONSIBILITIES
               -------------------------------------------------

     * U S WEST will provide engineering resources per the project plan. CGI will manage the assigned resources provided for the CGI Roles and Responsibilities listed in this Exhibit 1.

     * CGI will share the responsibility of establishing Acceptance Criteria and Acceptance Test Plans for the Routing Engine and the overall system.

     * CGI will share the responsibility for developing the System and Production Test Plans.

     * CGI will share the responsibility for producing the System Administration Procedures and Documentation, specifically for the Routing Engine and User Interface.

     * CGI will share the responsibility of installing all hardware and software for the Routing Engine and User Interface in all Environments.

     * CGI will share the responsibility of training the "trainers" on the System Administration Functions for the Routing Engine User Interface.

     *   CGI will share the responsibility for tuning of the Routing Engine.

     * CGI will share the responsibility of managing the Clients expectations in all meetings by presenting perceived changes in direction or scope to the Call Handling Project Manager.

     * CGI will share the responsibility for developing the prototype test and demonstration plan.

     * CGI will share the responsibility of setup and population of the databases including: development database, unit test database, & integration test database

     * CGI will share the responsibility for maintenance and support of the Routing Engine and User Interface.


CALL HANDLING 35-001-97                13                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3

                                   EXHIBIT 2

                                 PROJECTED COST

The total cost of the work to be performed will be $[ ] based on estimated time and materials. No travel is anticipated. Should travel become a necessity for the project, U S WEST agrees to pay CGI travel expenses for all pre-approved trips.

It is planned that U S WEST will provide the majority of the platforms and software for the project work environment and CGI will work at the U S WEST site. Because this reflects a cost savings benefit to CGI, a [ ]% Computer & Facilities discount is included in the project costs. Work requiring platforms and software outside of this environment will be requested by U S WEST. It is planned that U S WEST will provide availability to the nonstandard items to CGI for the duration of the project should any be required.

U S WEST may, at its discretion, close the project or the involvement of CGI resources by providing a written notice to the CGI Program Manager. If such an eventuality occurs, the respective resources will be given a ramp down period of [ ] weeks to find other work. Upon completion of the [ ] week ramp down period, U S WEST will be obligated to CGI for the time and materials expended up to and including the [ ] week ramp down.

Estimated costs for the project are provided below. Note that the Alliance, Volume, and Facilities discounts are subtracted from the standard time and material costs. The Alliance Discount has been extended through the temporary extension of the GLA in anticipation of this Agreement being signed by U S WEST in 1996. The applicable Volume discount has also been provided.

Total Time and Materials Costs                                    $[      ]
                 Less [   ]%Alliance Discount                      [      ]

                 Less [   ]% Volume Discount                       [      ]
                 Less [   ]% Computer Facilities Discount          [      ]
                 ----------------------------------------------------------
                 Total Contract Engineering                       $[      ]


CALL HANDLING 35-001-97                14                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3


Additionally, we are providing the estimated hours for the labor categories associated with the [ ]-person CGI team as shown below:

---------------------------------------------------------------------------------------------------------------
       # OF PEOPLE         LABOR CATEGORY                                    ESTIMATED 1997 TOTAL HOURS
---------------------------------------------------------------------------------------------------------------
           [ ]             Manager                                                   [        ]
---------------------------------------------------------------------------------------------------------------
           [ ]             Sr. Engineer III                                          [        ]
---------------------------------------------------------------------------------------------------------------
           [ ]             Sr. Engineer II                                           [        ]
---------------------------------------------------------------------------------------------------------------
           [ ]             Sr. Engineer I                                            [        ]
---------------------------------------------------------------------------------------------------------------
           [ ]             Engineer                                                  [        ]
---------------------------------------------------------------------------------------------------------------
                                            TOTAL 97 HOURS ESTIMATE:                 [        ]


CALL HANDLING 35-001-97                15                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3

                                   EXHIBIT 3

                         SCHEDULE AND STATEMENT OF WORK

The following table summarizes the CGI Tasks, Schedule and Deliverables that are covered under this Agreement.

-------------------------------------------------------------------------------------------------------------------------
CGI TASKS:                                         START           Finish            CGI DELIVERABLES
-------------------------------------------------------------------------------------------------------------------------
LOAD BALANCE I                                                                                  ESTIMATE:$[     ]
-------------------------------------------------------------------------------------------------------------------------
   Construction                                    1996            2/97              Software Development
-------------------------------------------------------------------------------------------------------------------------
   Integration Testing                             1996            2/97              Testing Support
-------------------------------------------------------------------------------------------------------------------------
   System Testing                                  1996            3/97              Testing Support
-------------------------------------------------------------------------------------------------------------------------
   User Acceptance Testing  &                      1996            4/97              Support includes Production
   deployment Support                                                                Builds, Install Software,
                                                                                     Training, Load Balance
                                                                                     Rollout and support for
                                                                                     Load Balance Deployment.
-------------------------------------------------------------------------------------------------------------------------
  Production Maintenance & On-going                1996            12/31/97          Maintenance & Support
  Support                                                                            includes:
                                                                                     Bug Tracking and
                                                                                     Resolution,
                                                                                     Emergency Builds,
                                                                                     Installation Support
-------------------------------------------------------------------------------------------------------------------------
LOAD BALANCE II (DMS)                                                                     ESTIMATE: $[     ]
-------------------------------------------------------------------------------------------------------------------------
  Design Prototype                                 12/96           2/97              Design
-------------------------------------------------------------------------------------------------------------------------
  Construction                                     2/97            3/97              Software Development
-------------------------------------------------------------------------------------------------------------------------
  Integration Testing                              3/97            3/97              Testing Support
-------------------------------------------------------------------------------------------------------------------------
  System Testing                                   3/97            4/97              Testing Support
-------------------------------------------------------------------------------------------------------------------------
  User Acceptance Testing &                        4/97            4/97              Support includes Production
-------------------------------------------------------------------------------------------------------------------------
  Deployment Support                                                                 Builds, Install Software,
                                                                                     Training, Load Balance
                                                                                     Rollout and support for
                                                                                     Load Balance Deployment.
-------------------------------------------------------------------------------------------------------------------------


CALL HANDLING 35-001-97                16                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3

-------------------------------------------------------------------------------------------------------------------------
  Production Maintenance & On-going                4/97            12/31/97          Maintenance & Support
  Support                                                                            includes:
                                                                                     Bug Tracking and
                                                                                     Resolution,
                                                                                     Emergency Builds,
                                                                                     Installation Support
-------------------------------------------------------------------------------------------------------------------------


CALL HANDLING 35-001-97                17                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3

-------------------------------------------------------------------------------------------------------------------------
CGI TASKS:                                         START           FINISH            CGI DELIVERABLES
-------------------------------------------------------------------------------------------------------------------------
ACTIVITY-BASED ROUTING                                                                          ESTIMATE:$[     ]
-------------------------------------------------------------------------------------------------------------------------
   Functional Specification                        12/96           2/97              Functional Spec.
-------------------------------------------------------------------------------------------------------------------------
   [Detailed Schedule will be                                                        [This covers Account Activity
   prepared after functional spec is                                                 & Information Request only.]
   delivered.]
-------------------------------------------------------------------------------------------------------------------------
SCREEN POP - 5ESS                                                                               ESTIMATE: $[     ]
-------------------------------------------------------------------------------------------------------------------------
   Design                                          1/97            1/97              Design
-------------------------------------------------------------------------------------------------------------------------
   Construction                                    1/97            2/97              Software Development
-------------------------------------------------------------------------------------------------------------------------
   Integration Test                                2/97            4/97              Testing Support
-------------------------------------------------------------------------------------------------------------------------
   System Test                                     3/97            5/97              Testing Support
-------------------------------------------------------------------------------------------------------------------------
   User Acceptance, Product Integration,           4/97            12/31/97          Support includes Production Builds,
   ORL, & Deployment Support                                                         Install Software, Training,
                                                                                     5ESS Screen Pop and support
                                                                                     for Deployment.
-------------------------------------------------------------------------------------------------------------------------
SCREEN POP - DMS                                                                                ESTIMATE: $[     ]
-------------------------------------------------------------------------------------------------------------------------
   Functional Specification                        1/97            2/97              Functional Spec.
-------------------------------------------------------------------------------------------------------------------------
   Design                                          3/97            5/97              Design
-------------------------------------------------------------------------------------------------------------------------
   Construction                                    5/97            7/97              Software Development
-------------------------------------------------------------------------------------------------------------------------
   Integration Test                                7/97            8/97              Testing Support
-------------------------------------------------------------------------------------------------------------------------
   System Test                                     8/97            9/97              Testing Support
-------------------------------------------------------------------------------------------------------------------------
   User Acceptance, Product Integration,           9/97            12/31/97          Support includes Production Builds,
   ORL, & Deployment Support                                                         Install Software, Training,
                                                                                     DMS Screen Pop and support
                                                                                     for Deployment.
-------------------------------------------------------------------------------------------------------------------------


CALL HANDLING 35-001-97                18                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3

                            ASSUMPTIONS/DEPENDENCIES
                            ------------------------

The following assumptions/dependencies were developed by CGI in creating the above Work Plans/Schedules. Changes in the assumptions/dependencies may affect the associated schedule, costs and deliverables listed in this Agreement. As part of the normal project status reporting process, CGI will identify issues and jeopardies caused by any assumption/dependency violations. As appropriate, jeopardies will indicate that, unless the situation is resolved, a Change Order to this agreement will have to be issued to resolve unforeseen schedule/cost impacts.

1. The Development Environment: Sequent & HP machines, user ids, directory structure, SCM tools, database structures and DDL, some data population, desks, terminals, etc., must remain stable and available through out the development process.

2. Other modules/components not being developed/purchased by CGI must be in place and configured for the start date for the Integration Testing. These include, but are not limited to: U S WEST VRU Scripting, the Physical Integration U S WEST Test Database with the Routing tables populated integration with all SYAD tool sets, data feeds and new voice scripts. It is assumed that Integration Testing will be done using the Development Environment.

3. The system can not be released to System Test until it passes the Integration Test (with zero critical problems) and it can not be released to Production without first passing System Test and the User Acceptance Testing.

4. U S WEST is responsible for establishing the User Acceptance Test (UAT) environment. The development of the User Acceptance Test Plan and Criteria are the responsibility of U S WEST and the Clients.

5. The System Test Environment must be established and made available by U S WEST in accordance with the project plan. Establishment of the Environment is the responsibility of the U S WEST System Test Group.

6. Test Plans, Environments, Scenarios and Test Data must be identified by
   U S WEST and in place by the start of the Integration, System Test, and User Acceptance Phases. The Test Data and Scenarios are the responsibility of the U S WEST Clients but will be shared by CGI. The System Test Plan is the responsibility of the U S WEST System Test Group.


CALL HANDLING 35-001-97                19                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3


 7. The dates for the final production builds for all releases are dependent on the dates that the U S WEST Project Manager sets for the start of each phases deployment, which may be sometime after the software has been accepted. CGI assumes that this date will be within two weeks after the software is accepted.

 8. Additional, specific CGI assumptions include:

   (a) The detailed design and prototyping tasks need to be completed before the programming and unit testing tasks can begin.
   (b) Formal technology transfer from CGI to U S WEST will be done in parallel to system and user acceptance testing and production support for the Releases.

 9. The Customer Access Experience Scripts, if applicable, and associating routing data need to be specified for integration with the routing engine modules.

10. The Account Activity Module is dependent upon extracts from
    Legacy Systems.  ([         ], [         ], [          ], [          ],
    [          ], [          ], [          ]).


CALL HANDLING 35-001-97                20                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3

                                   EXHIBIT 4

                                  DELIVERABLES

The deliverables covered under this Agreement are classified as Licensee Specific Technology. It is not intended that any new Generic Research Technology will be created in the course of this project.

The following are the deliverables covered for all Call Handling Releases under this Agreement:

SOFTWARE

*   Routing Engine,  SYAD Toolset & NT Client Software - System Test Build
*   Routing Engine,  SYAD Toolset & NT Client Software - User Acceptance Build
*   Routing Engine,  SYAD Toolset & NT Client Software - Production Build
* Routing Engine, SYAD Toolset & NT Client Software - Emergency Builds (if required)

SERVICES AND SUPPORT
*   Client Demonstration
*   Unit Testing
*   Integration Testing
*   Integration Testing Support
*   System Testing Support
*   User Acceptance Testing Support
*   Installation Support
*   System Administration Training Support
*   System Support (Problem Tracking & Resolution - Bug Fixes)
*   Technology Transfer to U S WEST
*   Operational Support

DOCUMENTATION

*   Functional Specification
*   Unit/Component Integration Test Plan for Routing Engine
*   Input/Review to User Acceptance Test Plan
*   Input/Review to System Test Plan

CGI will deliver one copy of each Deliverable to the appropriate U S WEST Project Manager. If U S WEST does not provide CGI a written list of the items that are not in compliance with the project specifications within ten (10) business days after delivery, then the Deliverable shall be deemed accepted.




CALL HANDLING 35-001-97                21                      DECEMBER 31, 1996

                                                  US WEST AGREEMENT # 9600050389
                                                                  TASK ORDER # 3


In addition, CGI will provide U S WEST with status reports as well as the hours expended by month and to date on the project. Regularly scheduled meetings between CGI and U S WEST will be held to review the project status and discuss any proposed changes, including functionality/scope changes that would necessitate a change order being written against this Agreement.




CALL HANDLING 35-001-97                22                      DECEMBER 31, 1996

                                   EXHIBIT 5

                       SAMPLE PROJECT PLAN FOR SCREEN POP

The sample schedule attached to this Agreement as Exhibit 5 is meant to illustrate the level of detail associated with the major modules of U S WEST's Call Handling architecture that CGI is responsible for managing. Similar schedules and the associated level of detail will be used by CGI for each module of the Call Handling architecture U S WEST engages CGI to manage.

The Exhibit 5 sample schedule is attached for illustration purposes only.




CALL HANDLING 35-001-97                23                      DECEMBER 31, 1996

---------------------------------------------------------------------------------------------------------------------------------
                                                      and DMS Screen PoP Schedule
---------------------------------------------------------------------------------------------------------------------------------
   ID     TASK NAME                                                DURATION             START                    FINISH
---------------------------------------------------------------------------------------------------------------------------------
   1      Screen Pop                                                      328d        September 1, 1996        December 19, 1997
---------------------------------------------------------------------------------------------------------------------------------
   2         Start                                                          0d       September 25, 1996       September 25, 1996
---------------------------------------------------------------------------------------------------------------------------------
   3         Q13 Project Initiation                                        75d       September 26, 1996         January 16, 1997
---------------------------------------------------------------------------------------------------------------------------------
   4            Secure 1997 Funding Transfers                               0d          January 1, 1997          January 1, 1997
---------------------------------------------------------------------------------------------------------------------------------
   5            Secure 1996 Funding Transfers                               0d       September 26, 1996       September 26, 1996
---------------------------------------------------------------------------------------------------------------------------------
   6            Procure Development Personnel                              20d       September 26, 1996         October 23, 1996
---------------------------------------------------------------------------------------------------------------------------------
   7            Craig Pirner Start                                          0d          October 8, 1996          October 8, 1996
---------------------------------------------------------------------------------------------------------------------------------
   8            Glenn Hoy Start                                             0d         October 18, 1996         October 18, 1996
---------------------------------------------------------------------------------------------------------------------------------
   9            Dirk Mewes Start                                            0d        November 25, 1996        November 25, 1996
---------------------------------------------------------------------------------------------------------------------------------
   10           Dave Wood Start                                             0d         October 28, 1996         October 28, 1996
---------------------------------------------------------------------------------------------------------------------------------
   11           Sai Kalaga Start1/2time                                     0d        November 12, 1996        November 12, 1996
---------------------------------------------------------------------------------------------------------------------------------
   12           Tom Shuford                                                 0d         November 6, 1996         November 6, 1996
---------------------------------------------------------------------------------------------------------------------------------
   13           Mike Fagen                                                  0d         January 15, 1997         January 15, 1997
---------------------------------------------------------------------------------------------------------------------------------
   14           Procure Test Personnel                                     54d       September 26, 1996        December 12, 1996
---------------------------------------------------------------------------------------------------------------------------------
   15           Acquire Facilities                                         75d       September 26, 1996         January 16, 1996
---------------------------------------------------------------------------------------------------------------------------------
   16                 Development Environment                              75d       September 26, 1996         January 16, 1997
---------------------------------------------------------------------------------------------------------------------------------
   17                       Get 5E Test ACD                                27d       September 26, 1996         November 1, 1997
---------------------------------------------------------------------------------------------------------------------------------
   18                       Get Curtis Park Link II Data Stream            37d       September 26, 1996        November 15, 1996
---------------------------------------------------------------------------------------------------------------------------------
   19                       Set up MLHG with Caller ID in Lab              27d       September 26, 1996         November 1, 1996
---------------------------------------------------------------------------------------------------------------------------------
   20                       Install 5E CPND options on Test ACD             1d        November 20, 1996        November 20, 1996
---------------------------------------------------------------------------------------------------------------------------------
   21                       Get DMS Test ACD Queue                         30d         December 2, 1996         January 16, 1997
---------------------------------------------------------------------------------------------------------------------------------
   22                       Get DMS CompuCall in Denver                 56.04d         October 22, 1996         January 16, 1997
---------------------------------------------------------------------------------------------------------------------------------
   23                       NT Workstations                                36d       September 26, 1996        November 14, 1996
---------------------------------------------------------------------------------------------------------------------------------
   24                       NT Software                                    15d         October 23, 1996        November 12, 1996
---------------------------------------------------------------------------------------------------------------------------------
   25           Q12 Business Needs Analysis                                 1d         November 7, 1996         November 8, 1996
---------------------------------------------------------------------------------------------------------------------------------
   26               Business Needs Complete                                 0d         November 7, 1996         November 7, 1996
---------------------------------------------------------------------------------------------------------------------------------
   27               Conduct High Level Review                               1d         November 8, 1996         November 8, 1996
---------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                      and DMS Screen PoP Schedule
-----------------------------------------------------------------------------------------------------------------------------
   ID     TASK NAME                                                    DURATION         START                FINISH
-----------------------------------------------------------------------------------------------------------------------------
   28           Q11 Feasibility Analysis                                79.04d     September 26, 1996     January 23, 1997
-----------------------------------------------------------------------------------------------------------------------------
   29               5E Feasibility                                         47d     September 26, 1996     December 3, 1996
-----------------------------------------------------------------------------------------------------------------------------
   30                      Preform 5E Feasibility Analysis                 25d     September 26, 1996     October 30, 1996
-----------------------------------------------------------------------------------------------------------------------------
   31                      Test 5E CPND                                    10d      November 18, 1996     December 3, 1996
-----------------------------------------------------------------------------------------------------------------------------
   32                DMS Feasibility                                    79.04d     September 26, 1996     January 23, 1997
-----------------------------------------------------------------------------------------------------------------------------
   33                      Perform DMS Feasibility Analysis                70d     September 26, 1996      January 9, 1997
-----------------------------------------------------------------------------------------------------------------------------
   34                      Test DMS Originating Call Number                 5d       January 16, 1997     January 23, 1997
-----------------------------------------------------------------------------------------------------------------------------
   35            Develop Preliminary Project Plan                          20d     September 26, 1996     October 23, 1996
-----------------------------------------------------------------------------------------------------------------------------
   36            Cost Estimates                                         26.04d     September 26, 1996     November 1, 1996
-----------------------------------------------------------------------------------------------------------------------------
   37                 5E Options for CPND                               26.04d     September 26, 1996     November 1, 1996
-----------------------------------------------------------------------------------------------------------------------------
   38                 Change MLHG for TN hunt                           26.04d     September 26, 1996     November 1, 1996
-----------------------------------------------------------------------------------------------------------------------------
   39                 Link III Costs                                    26.04d     September 26, 1996     November 1, 1996
-----------------------------------------------------------------------------------------------------------------------------
   40                 CompuCall Costs                                   26.04d     September 26, 1996     November 1, 1996
-----------------------------------------------------------------------------------------------------------------------------
   41                 DMS new Generic                                   26.04d     September 26, 1996     November 1, 1996
-----------------------------------------------------------------------------------------------------------------------------
   42            Develop User Requirements                              73.08d     September 26, 1996     January 15, 1997
-----------------------------------------------------------------------------------------------------------------------------
   43                 Call Handling Requirements Analysis                   1d     September 26, 1996   September 26, 1996
-----------------------------------------------------------------------------------------------------------------------------
   44                 Desktop Requirements Analysis                     72.08d     September 27, 1996     January 15, 1997
-----------------------------------------------------------------------------------------------------------------------------
   45     Q10 Functional Requirements                                     266d     September 26, 1996     October 15, 1997
-----------------------------------------------------------------------------------------------------------------------------
   46            5E Project Management                                    185d     September 26, 1996         July 1, 1997
-----------------------------------------------------------------------------------------------------------------------------
   47            DMS Project Management                                    75d           July 2, 1997     October 15, 1997
-----------------------------------------------------------------------------------------------------------------------------
   48            Develop Plans                                             37d        January 9, 1997    February 28, 1997
-----------------------------------------------------------------------------------------------------------------------------
   49                 Develop User Acceptance Test Plan                    10d      February 17, 1997    February 28, 1997
-----------------------------------------------------------------------------------------------------------------------------
   50                 Develop Release Plan                                  6d       January 29, 1997     February 6, 1997
-----------------------------------------------------------------------------------------------------------------------------
   51                 Develop Documentation & Training Plan                 4d       January 15, 1997     January 21, 1997
-----------------------------------------------------------------------------------------------------------------------------
   52                 Develop Deployment Plan                              10d        January 9, 1997     January 29, 1997
-----------------------------------------------------------------------------------------------------------------------------
   53            Functional Specification                                  27d     September 27, 1996     November 4, 1996
-----------------------------------------------------------------------------------------------------------------------------
   54                 Func. Spec. Screen Pop Manager                       20d        October 8, 1996     November 4, 1996
-----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                      and DMS Screen PoP Schedule
---------------------------------------------------------------------------------------------------------------------------------
   ID     TASK NAME                                                DURATION             START                    FINISH
---------------------------------------------------------------------------------------------------------------------------------
   55                 Func. Spec. Overall                                  27d       September 27, 1996         November 4, 1996
---------------------------------------------------------------------------------------------------------------------------------
   56                 Func. Spec. for GUI                                   6d         October 18, 1996         October 25, 1996
---------------------------------------------------------------------------------------------------------------------------------
   57                 Func. Spec. for Call Info Server                      5d         October 28, 1996         November 1, 1996
---------------------------------------------------------------------------------------------------------------------------------
   58                 Func. Spec. for 5E Listener                           5d         October 28, 1996         November 1, 1996
---------------------------------------------------------------------------------------------------------------------------------
   59            Architecture Specification                                12d         October 18, 1996         November 4, 1996
---------------------------------------------------------------------------------------------------------------------------------
   60            Client Sign Off-Function Spec                              0d        November 11, 1996        November 11, 1996
---------------------------------------------------------------------------------------------------------------------------------
   61            DMS Update Functional Spec                                10d         January 23, 1997         February 6, 1997
---------------------------------------------------------------------------------------------------------------------------------
   62            Client Sign Off - DMS Functional  Spec                     0d         February 6, 1997         February 6, 1997
---------------------------------------------------------------------------------------------------------------------------------
   63     Q9 Design                                                       156d         October 11, 1996             May 27, 1997
---------------------------------------------------------------------------------------------------------------------------------
   64            Network Investigation                                     30d         December 3, 1996         January 17, 1997
---------------------------------------------------------------------------------------------------------------------------------
   65            Architecture Review                                       20d        December 16, 1996         January 16, 1997
---------------------------------------------------------------------------------------------------------------------------------
   66                 Kickoff Meeting                                       1d        December 16, 1996        December 16, 1996
---------------------------------------------------------------------------------------------------------------------------------
   67                 Prepare for review                                   18d        December 17, 1996         January 15, 1997
---------------------------------------------------------------------------------------------------------------------------------
   68                 Architecture Review                                   1d         January 16, 1997         January 16, 1997
---------------------------------------------------------------------------------------------------------------------------------
   69            Database Design                                           77d         October 11, 1996         February 4, 1997
---------------------------------------------------------------------------------------------------------------------------------
   70                 Update Logical Data Model                            10d         October 11, 1996         October 24, 1996
---------------------------------------------------------------------------------------------------------------------------------
   71                 Create DDL                                           15d         November 5, 1996        November 25, 1996
---------------------------------------------------------------------------------------------------------------------------------
   72                 Initial DDL Review                                    0d          January 3, 1997          January 3, 1997
---------------------------------------------------------------------------------------------------------------------------------
   73                 Update DDL for Design                                15d         January 14, 1997         February 3, 1997
---------------------------------------------------------------------------------------------------------------------------------
   74                 DDL review after Design                               1d         February 4, 1997         February 4, 1997
---------------------------------------------------------------------------------------------------------------------------------
   75            5E Integration Plan                                        3d         January 14, 1997         January 16, 1997
---------------------------------------------------------------------------------------------------------------------------------
   76            5E System Test Plan                                       25d         January 14, 1997        February 17, 1997
---------------------------------------------------------------------------------------------------------------------------------
   77            CCM Modifications                                         34d        November 12, 1996          January 6, 1997
---------------------------------------------------------------------------------------------------------------------------------
   78                 CCM Design                                           30d        November 12, 1996          January 3, 1997
---------------------------------------------------------------------------------------------------------------------------------
   79                 CCM Design Review                                     1d          January 6, 1997          January 6, 1997
---------------------------------------------------------------------------------------------------------------------------------
   80            5E ACD Listener Medication                                25d         December 4, 1996         January 13, 1997
---------------------------------------------------------------------------------------------------------------------------------
   81                 5E ACD Listener Design                               20d         December 4, 1996         January 10, 1997
---------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                      and DMS Screen PoP Schedule
-------------------------------------------------------------------------------------------------------------------------------
   ID     TASK NAME                                                       DURATION          START                 FINISH
-------------------------------------------------------------------------------------------------------------------------------
   82                 5E ACD Listener Design Review                            1d      January 13, 1997      January 13, 1997
-------------------------------------------------------------------------------------------------------------------------------
   83            DMS ACD Listener Modification                                61d     February 28, 1997          May 27, 1997
-------------------------------------------------------------------------------------------------------------------------------
   84                 Load Balance DMS ACD Listener Built                      0d     February 28, 1997     February 28, 1997
-------------------------------------------------------------------------------------------------------------------------------
   85                 DMS ACD Listener Design                                 60d         March 3, 1997          May 23, 1997
-------------------------------------------------------------------------------------------------------------------------------
   86                 DMS ACD Listener Design Review                           1d          May 27, 1997          May 27, 1997
-------------------------------------------------------------------------------------------------------------------------------
   87            Screen Pop Manager                                           38d     November 12, 1996      January 10, 1997
-------------------------------------------------------------------------------------------------------------------------------
   88                 Screen PoP Manager Design                               25d     November 12, 1996       January 2, 1997
-------------------------------------------------------------------------------------------------------------------------------
   89                 Screen Pop Manager Design Review                         1d       January 3, 1997       January 3, 1997
-------------------------------------------------------------------------------------------------------------------------------
   90                 Issue SPM Interface Spec                                 0d      January 10, 1997      January 10, 1997
-------------------------------------------------------------------------------------------------------------------------------
   91            Call Information Server                                      31d     November 12, 1996     December 30, 1996
-------------------------------------------------------------------------------------------------------------------------------
   92                 Call Info Server Design                                 25d     November 12, 1996     December 18, 1996
-------------------------------------------------------------------------------------------------------------------------------
   93                 Call Info Server Design Review                           1d     December 19, 1996     December 19, 1996
-------------------------------------------------------------------------------------------------------------------------------
   94                 Issue Call Info Interface  Specification                 0d     December 30, 1996     December 30, 1996
-------------------------------------------------------------------------------------------------------------------------------
   95            Call Information Display Design                              16d     November 26, 1996     December 19, 1996
-------------------------------------------------------------------------------------------------------------------------------
   96                 Call Info Display Design                                15d     November 26, 1996     December 18, 1996
-------------------------------------------------------------------------------------------------------------------------------
   97                 Call Info Display Design Review                          1d     December 19, 1996     December 19, 1996
-------------------------------------------------------------------------------------------------------------------------------
   98            Admin GUI Design                                             38d     November 12, 1996      January 10, 1997
-------------------------------------------------------------------------------------------------------------------------------
   99                 Workstation GUI Design                                  15d     November 12, 1996      December 9, 1996
-------------------------------------------------------------------------------------------------------------------------------
  100                 VRU TN GUI Design                                        5d     December 10, 1996     December 16, 1996
-------------------------------------------------------------------------------------------------------------------------------
  101                 Call Data GUI Design                                    10b     December 17, 1996       January 9, 1997
-------------------------------------------------------------------------------------------------------------------------------
  102                 Admin GUI Design Review                                  1d      January 10, 1997      January 10, 1997
-------------------------------------------------------------------------------------------------------------------------------
  103     Q8 Construction and Unti Test                                      202d     December 20, 1996       October 8, 1997
-------------------------------------------------------------------------------------------------------------------------------
  104            CCM Construction                                             35d       January 7, 1997     February 24, 1997
-------------------------------------------------------------------------------------------------------------------------------
  105                 CCM Code & Unit Test                                    34d       January 7, 1997     February 21, 1997
-------------------------------------------------------------------------------------------------------------------------------
  106                 Code Walkthrough                                         1d     February 24, 1997     February 24, 1997
-------------------------------------------------------------------------------------------------------------------------------
  107            5E ACD Listener Construction                                 24d      January 14, 1997     February 14, 1997
-------------------------------------------------------------------------------------------------------------------------------
  108                 5E ACD Listener Code & Unit Testing                     20d      January 14, 1997     February 10, 1997
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                      and DMS Screen PoP Schedule
----------------------------------------------------------------------------------------------------------------------------------
   ID     TASK NAME                                                    DURATION             START                    FINISH
----------------------------------------------------------------------------------------------------------------------------------
  109                 5E ACD Listener Code Walkthrough                      1d        February 14, 1997        February 14, 1997
----------------------------------------------------------------------------------------------------------------------------------
  110            DMS ACD Listener Construction                             41d             May 28, 1997            July 24, 1997
----------------------------------------------------------------------------------------------------------------------------------
  111                 DMS ACD Listener Code & Unit Testing                 40d             May 28, 1997            July 23, 1997
----------------------------------------------------------------------------------------------------------------------------------
  112                 DMS ACD Listener Code Walkthrough                     1d            July 24, 1997            July 24, 1997
----------------------------------------------------------------------------------------------------------------------------------
  113            Screen Pop Manager Construction                           36d          January 6, 1997        February 24, 1997
----------------------------------------------------------------------------------------------------------------------------------
  114                 Screen Pop Manager Code & Unit Test                  30d          January 6, 1997        February 14, 1997
----------------------------------------------------------------------------------------------------------------------------------
  115                 Screen Pop Manager Code Walkthrough                   1d        February 24, 1997        February 24, 1997
----------------------------------------------------------------------------------------------------------------------------------
  116            Call Information Server Construction                      25d        December 20, 1996         January 29, 1997
----------------------------------------------------------------------------------------------------------------------------------
  117                 Call Info Server Code & Unit Test                    20d        December 20, 1996         January 28, 1997
----------------------------------------------------------------------------------------------------------------------------------
  118                 Call Info Server Code Walkthrough                     1d         January 29, 1997         January 29, 1997
----------------------------------------------------------------------------------------------------------------------------------
  119            Call Information Display Construction                     21d          January 7, 1997         February 4, 1997
----------------------------------------------------------------------------------------------------------------------------------
  120                 Call Info Display Code & Unit Test                   20d          January 7, 1997         February 3, 1997
----------------------------------------------------------------------------------------------------------------------------------
  121                 Call Info Display Code Walk Through                   1d         February 4, 1997         February 4, 1997
----------------------------------------------------------------------------------------------------------------------------------
  122            Admin GUI Construction                                    21d         January 13, 1997        February 10, 1997
----------------------------------------------------------------------------------------------------------------------------------
  123                 VRU TN GUI Code and Unit Test                         5d         January 13, 1997         January 17, 1997
----------------------------------------------------------------------------------------------------------------------------------
  124                 Workstation GUI Code and Unit Test                    5d         January 20, 1997         January 24, 1997
----------------------------------------------------------------------------------------------------------------------------------
  125                 Call Data GUI Code and Unit Test                     10d         January 27, 1997         February 7, 1997
----------------------------------------------------------------------------------------------------------------------------------
  126                 Admin GUI Code Walkthrough                            1d        February 10, 1997        February 10, 1997
----------------------------------------------------------------------------------------------------------------------------------
  127            VRU Changes                                               21d          January 6, 1997         February 3, 1997
----------------------------------------------------------------------------------------------------------------------------------
  128                 Issue Purchase Order to Gold                          5d          January 6, 1997         January 10, 1997
----------------------------------------------------------------------------------------------------------------------------------
  129                 Gold Systems Change                                  10d          January 13,1997         January 24, 1997
----------------------------------------------------------------------------------------------------------------------------------
  130                 Test Gold System Changes                              1d         January 27, 1997         January 27, 1997
----------------------------------------------------------------------------------------------------------------------------------
  131                 Update VRU Scripts                                    5d         January 28, 1997         February 3, 1997
----------------------------------------------------------------------------------------------------------------------------------
  132            Update Documentation                                      50d        February 11, 1997           April 21, 1997
----------------------------------------------------------------------------------------------------------------------------------
  133                 User Guide                                           20d        February 11, 1997           March 10, 1997
----------------------------------------------------------------------------------------------------------------------------------
  134                 Installation Guide                                   15d           March 11, 1997           March 31, 1997
----------------------------------------------------------------------------------------------------------------------------------
  135                 Management Strategy                                  15d            April 1, 1997           April 21, 1997
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      and DMS Screen PoP Schedule
-----------------------------------------------------------------------------------------------------------------------------------
   ID     TASK NAME                                                      DURATION             START                    FINISH
-----------------------------------------------------------------------------------------------------------------------------------
  136                 Training Plan                                          10d            April 8, 1997           April 21, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  137            Update Database                                             16d        February 12, 1997            March 5, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  138                 Update Database DDL                                    15d        February 12, 1997            March 4, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  139                 Review DDL after Code                                   1d            March 5, 1997            March 5, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  140            Update 5E Alarm Attribute File                               5d             June 4, 1997            June 10, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  141            Update DMS Alarm Attribute File                              3d          October 6, 1997          October 8, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  142            DMS Installation Scripts                                     1d          August 15, 1997          August 15, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  143            5E Installation Scripts                                     10d            April 8, 1997           April 21, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  144     Q7 Integration                                                    176d         December 4, 1996          August 14, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  145            Make 5E Voice Network Changes                               50d          December 4,1996        February 17, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  146                 VRU MLHG Changes                                       50d         December 4, 1996        February 17, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  147                 5E Enable CPND                                         50d         December 4, 1996        February 17, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  148                 Get Test Link II and MIS datafeeds                     50d         December 4, 1996        February 17, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  149            5E Integration Test                                         44d         February 5, 1997            April 7, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  150                 NT Integration Test                                    20d         February 5, 1997            March 4, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  151                 FES&R Integration Test                                 30d        February 25, 1997            April 7, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  152            Make DMS Voice Network Changes                              50d         January 23, 1997            April 3, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  153                 VRU MLHG Changes                                       50d         January 23, 1997            April 3, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  154                 Get CompuCall datafeeds                                50d         January 23, 1997            April 3, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  155            DMS Integration Test                                        15d            July 25, 1997          August 14, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  156     Q6 & Q5 System Test                                               135d            March 5, 1997       September 12, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  157            5E System Testing                                           54d            March 5, 1997             May 19, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  158                 NT System Test                                         20d            March 5, 1997            April 1, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  159                 FES&R System Test                                      30d            April 8, 1997             May 19, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  160            DMS System Test                                             20d          August 15, 1997       September 12, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  161     Q4 Interoperability Testing                                       128d            April 2, 1997          October 1, 1997
-----------------------------------------------------------------------------------------------------------------------------------
  162            5E Interoperability Test                                    52d            April 2, 1997            June 13, 1997
-----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                      and DMS Screen PoP Schedule
------------------------------------------------------------------------------------------------------------------------------------
   ID     TASK NAME                                                            DURATION          START                 FINISH
------------------------------------------------------------------------------------------------------------------------------------
  163                 NT Product Integration Testing                               52d         April 2, 1997         June 13, 1997
------------------------------------------------------------------------------------------------------------------------------------
  164                     Product Delivery To NT Integration                        1d         April 2, 1997         April 2, 1997
------------------------------------------------------------------------------------------------------------------------------------
  165                     NT PRODUCT INTEGRATION PHASE                              0d         April 2, 1997         April 2, 1997
------------------------------------------------------------------------------------------------------------------------------------
  166                     Develop NT Integration Proj. Plan                         2d         April 3, 1997         April 4, 1997
------------------------------------------------------------------------------------------------------------------------------------
  167                     Product Evaluation or Verification                       15d         April 3, 1997        April 23, 1997
------------------------------------------------------------------------------------------------------------------------------------
  168                     Architectural Design                                     10d         April 3, 1997        April 16, 1997
------------------------------------------------------------------------------------------------------------------------------------
  169                     NT Integration Test of Product                           10d        April 17, 1997        April 30, 1997
------------------------------------------------------------------------------------------------------------------------------------
  170                     NT INTEGRATION TEST PHASE                                 0d        April 16, 1997        April 16, 1997
------------------------------------------------------------------------------------------------------------------------------------
  171                     PRODUCT RELEASE PHASE                                     0d        April 30, 1997        April 30, 1997
------------------------------------------------------------------------------------------------------------------------------------
  172                     ORL Interoperability Test                                10d           May 1, 1997          May 14, 1997
------------------------------------------------------------------------------------------------------------------------------------
  173                     Sched. Product into NT Quarterly Release                  1d           May 1, 1997           May 1, 1997
------------------------------------------------------------------------------------------------------------------------------------
  174                     Product BETA Trial                                       10d          May 15, 1997          May 29, 1997
------------------------------------------------------------------------------------------------------------------------------------
  175                     Accept Product into Quarterly Release                     1d          May 29, 1997          May 29, 1997
------------------------------------------------------------------------------------------------------------------------------------
  176                     Quarterly Release Freeze                                  1d          May 29, 1997          May 29, 1997
------------------------------------------------------------------------------------------------------------------------------------
  177                     Build Distrib. Pkg. & Gold Disk                           5d          May 30, 1997          June 5, 1997
------------------------------------------------------------------------------------------------------------------------------------
  178                     NT Test of Quarterly Rel. Pkg. & Gold Disk                5d          June 6, 1997         June 12, 1997
------------------------------------------------------------------------------------------------------------------------------------
  179                     Deliver Quarterly Release Pkg. to Rel. Mgt.               1d          June 6, 1997          June 6, 1997
------------------------------------------------------------------------------------------------------------------------------------
  180                     ORL Test of Pkg.                                          5d          June 6, 1997         June 12, 1997
------------------------------------------------------------------------------------------------------------------------------------
  181                     QUARTERLY RELEASE (Per Rel. Mgt.                          1d         June 13, 1997         June 13, 1997
          Sched.)
------------------------------------------------------------------------------------------------------------------------------------
  182                     Infrastructure Test of Pkg.                               2d          June 9, 1997         June 10, 1997
------------------------------------------------------------------------------------------------------------------------------------
  183            5E User Training                                                   3d          May 20, 1997          May 22, 1997
------------------------------------------------------------------------------------------------------------------------------------
  184            5E User Acceptance Testing                                        10d          May 23, 1997          June 6, 1997
------------------------------------------------------------------------------------------------------------------------------------
  185            5E Go/No Go Decision to Deploy                                     0d         June 13, 1997         June 13, 1997
------------------------------------------------------------------------------------------------------------------------------------
  186     DMS Interoperability Test                                                13d    September 12, 1997       October 1, 1997
------------------------------------------------------------------------------------------------------------------------------------
  187            NT Product Integration Testing                                     0d    September 12, 1997    September 12, 1997
------------------------------------------------------------------------------------------------------------------------------------
  188            DMS User Training                                                  3d    September 15, 1997    September 17, 1997
------------------------------------------------------------------------------------------------------------------------------------
  189            DMS User Acceptance Testing                                       10d    September 18, 1997       October 1, 1997
------------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                      and DMS Screen PoP Schedule
----------------------------------------------------------------------------------------------------------------------------------
   ID     TASK NAME                                                DURATION             START                    FINISH
----------------------------------------------------------------------------------------------------------------------------------
  190            DMS Go/No Go Decision to Deploy                            0d          October 1, 1997          October 1, 1997
----------------------------------------------------------------------------------------------------------------------------------
  191     Q3 Site Readiness Test                                           87d             May 20, 1997       September 22, 1997
----------------------------------------------------------------------------------------------------------------------------------
  192            5E Coordinate Site Specific Design                         6d             May 20, 1997             May 28, 1997
----------------------------------------------------------------------------------------------------------------------------------
  193            DMS Coordinate Site Specific Design                        6d       September 15, 1997       September 22, 1997
----------------------------------------------------------------------------------------------------------------------------------
  194     Q2 Final Client Site Test                                      90.5d             May 29, 1997          October 6, 1997
----------------------------------------------------------------------------------------------------------------------------------
  195            5E Final Client Site Test                                9.5d             May 29, 1997            June 11, 1997
----------------------------------------------------------------------------------------------------------------------------------
  196                 Release to Operations Organization                    4d             May 29, 1997             June 3, 1997
----------------------------------------------------------------------------------------------------------------------------------
  197                 Train Support Personnel                               2d             June 9, 1997            June 10, 1997
----------------------------------------------------------------------------------------------------------------------------------
  198                 Review Activities                                   0.5d            June 11, 1997            June 11, 1997
----------------------------------------------------------------------------------------------------------------------------------
  199     DMS Final Client Site Test                                      9.5d       September 23, 1997          October 6, 1997
----------------------------------------------------------------------------------------------------------------------------------
  200           Release to Operations Organization                          4d       September 23, 1997       September 26, 1997
----------------------------------------------------------------------------------------------------------------------------------
  201           Train Support Personnel                                     2d          October 2, 1997          October 3, 1997
----------------------------------------------------------------------------------------------------------------------------------
  202           Review Activities                                         0.5d          October 6, 1997          October 6, 1997
----------------------------------------------------------------------------------------------------------------------------------
  203     Q1 Deployment                                                   328d        September 1, 1996        December 19, 1997
----------------------------------------------------------------------------------------------------------------------------------
  204           Sequent CPU upgrade                                        50d          January 2, 1997           March 12, 1997
----------------------------------------------------------------------------------------------------------------------------------
  205                Order CPU boards                                      20d          January 2, 1997         January 29, 1997
----------------------------------------------------------------------------------------------------------------------------------
  206                Sequent Delivery                                      20d         January 30, 1997        February 26, 1997
----------------------------------------------------------------------------------------------------------------------------------
  207                Plan Installation                                     10d         January 30, 1997        February 12, 1997
----------------------------------------------------------------------------------------------------------------------------------
  208                Install CP4 board                                      5d            March 6, 1997           March 12, 1997
----------------------------------------------------------------------------------------------------------------------------------
  209           NT Workstation Deployment                                 328d        September 1, 1996        December 19, 1997
----------------------------------------------------------------------------------------------------------------------------------
  210                Denver                                                 0d        September 1, 1996        September 1, 1996
----------------------------------------------------------------------------------------------------------------------------------
  211                Omaha                                                  0d           April 18, 1997           April 18, 1997
----------------------------------------------------------------------------------------------------------------------------------
  212                St. Paul                                               0d           April 25, 1997           April 25, 1997
----------------------------------------------------------------------------------------------------------------------------------
  213                Phoenix                                                0d              May 2, 1997              May 2, 1997
----------------------------------------------------------------------------------------------------------------------------------
  214                CMC                                                   44d           August 1, 1997          October 3, 1997
----------------------------------------------------------------------------------------------------------------------------------
  215                      Grand Junction                                   0d           August 1, 1997           August 1, 1997
----------------------------------------------------------------------------------------------------------------------------------
  216                      Bismark                                          0d          August 29, 1997          August 29, 1997
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                      and DMS Screen PoP Schedule
----------------------------------------------------------------------------------------------------------------------------------
   ID     TASK NAME                                                        DURATION             START                    FINISH
----------------------------------------------------------------------------------------------------------------------------------
  217                      Helena                                           0d          October 3, 1997          October 3, 1997
----------------------------------------------------------------------------------------------------------------------------------
  218                Sale Lake                                              0d          August 29, 1997          August 29, 1997
----------------------------------------------------------------------------------------------------------------------------------
  219                Seattle                                                0d          August 29, 1997          August 29, 1997
----------------------------------------------------------------------------------------------------------------------------------
  220                Boise                                                  0d        December 12, 1997        December 12, 1997
----------------------------------------------------------------------------------------------------------------------------------
  221                Des Moines                                             0d        December 19, 1997        December 19, 1997
----------------------------------------------------------------------------------------------------------------------------------
  222           Propogate to VRU Machines                                   1d            June 16, 1997            June 16, 1997
----------------------------------------------------------------------------------------------------------------------------------
  223           5E Deployment                                              11d            June 16, 1997            June 30, 1997
----------------------------------------------------------------------------------------------------------------------------------
  224                Deploy FES&R                                           1d            June 16, 1997            June 16, 1997
----------------------------------------------------------------------------------------------------------------------------------
  225                ACD Updates                                            1d            June 16, 1997            June 16, 1997
----------------------------------------------------------------------------------------------------------------------------------
  226                      Eliminate 5E Prompt and Collect                  1d            June 16, 1997            June 16, 1997
----------------------------------------------------------------------------------------------------------------------------------
  227                Monitor Production                                    10d            June 16, 1997            June 27, 1997
----------------------------------------------------------------------------------------------------------------------------------
  228                Perofrm Post Project Review                            1d            June 30, 1997            June 30, 1997
----------------------------------------------------------------------------------------------------------------------------------
  229           DMS Deployment                                             11d          October 6, 1997         October 21, 1997
----------------------------------------------------------------------------------------------------------------------------------
  230                Deploy FES&R                                           1d          October 6, 1997          October 7, 1997
----------------------------------------------------------------------------------------------------------------------------------
  231                Monitor Production                                    10d          October 6, 1997         October 20, 1997
----------------------------------------------------------------------------------------------------------------------------------
  232                Perofrm Post Project Review                            1d         October 20, 1997         October 21, 1997
----------------------------------------------------------------------------------------------------------------------------------
  233     Project Complete                                                  0d        December 19, 1997        December 19, 1997
----------------------------------------------------------------------------------------------------------------------------------